SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2004

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On October 8, 2004, Viisage Technology, Inc. (“Viisage”) filed a Current Report on Form 8-K (the “Form 8-K”) to report its acquisition of Imaging Automation, Inc., a Delaware corporation (“iA”), through the merger of iA into a wholly-owned subsidiary of Viisage. Viisage hereby amends Item 9.01 of the Form 8-K to file the financial statements and pro forma financial information not filed with the Form 8-K.

(a)	Financial Statements of iA.

Included herein as Exhibit 99.1 to this Form 8-K is the audited consolidated balance sheet of iA as of September 30, 2004, and the consolidated statements of operations, redeemable preferred stock and stockholders’ deficit, and cash flows for the year ended September 30, 2004, and the notes to these audited financial statements.

(b)	Pro Forma Financial Information.

The following documents of Viisage appear as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 26, 2004;

(ii)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2003 and for the Nine Months Ended September 26, 2004; and

(iii)	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

The unaudited pro forma condensed consolidated financial statements attached as Exhibit 99.2 to this Form 8-K are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Viisage and iA been a combined company during the specified periods. The unaudited pro forma condensed consolidated financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of Viisage, included in its Form 10-K filed with the Securities and Exchange Commission on March 30, 2004.

The unaudited pro forma condensed consolidated financial statements give effect to Viisage’s acquisition of iA using the purchase method of accounting. The pro forma condensed consolidated financial statements are based on the respective historical financial statements of Viisage and iA. The unaudited pro forma condensed consolidated financial statements have been prepared on the basis of assumptions described in the notes to the unaudited pro forma condensed consolidated financial statements. In the opinion of management, all adjustments necessary to present fairly this unaudited pro forma condensed consolidated financial statements have been made.

2

The unaudited pro forma condensed consolidated balance sheet assumes the acquisition took place on September 26, 2004, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and for the nine months ended September 26, 2004 assume the acquisitions took place January 1, 2003. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 combines Viisage’s statement of operations for the year ended December 31, 2003 with the same period for ZN Vision Technologies AG which was acquired on January 23, 2004 and Trans Digital Technologies Corporation which was acquired on February 14, 2004 and for the fiscal year ended September 30, 2003 for iA which was acquired on October 5, 2004.

The Exhibit Index hereto is incorporated into this Item 7 by reference.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: January 10, 2005	By:	/s/ William K. Aulet
William K. Aulet
Senior Vice President and Chief Financial Officer

4

Exhibit Index

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated as of October 5, 2004 by and among Viisage Technology, Inc., Imaging Automation, Inc. and Ireland Acquisition Corp.

2.2*	Registration Rights Agreement dated as of October 5, 2004 by and among Viisage Technology, Inc. and the shareholders named therein.

99.1**	Audited Financial Statements of Imaging Automation, Inc. for the year ended September 30, 2004.

99.2**	Unaudited Pro Forma Condensed Consolidated Financial Statements of Viisage Technology, Inc.

*	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-21559) filed on October 8, 2004.
**	Filed herewith.